FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

ADCPB BALANCE
Initial ADCPB                                                     85,790,915.00
Prior Month ADCPB                                                 11,782,223.23
Current Month ADCPB (Before addition of New Property)             10,767,266.80
Base Principal Amount (Prior - Current)                            1,014,956.43
Add: ADCPB of New Transferred Property                                     0.00
Ending ADCPB (Current + ADCPB of New Property)                    10,767,266.80

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                         8,032,345.47
     Class A Certificate Rate                                              6.85%
     One twelfth of Class A Certificate Rate                               0.57%
     Class A Certificate Interest                                     45,851.31
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                             45,851.31
     Class A Interest Paid                                            45,851.31

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                         8,032,345.47
     Class A Percentage                                                   86.00%
     Base Principal Amount                                         1,014,956.43
                                                                  -------------
     Class A Base Principal Distribution Amount                      872,862.53
     Prior Month Class A Overdue Principal                                 0.00
                                                                  -------------
     Total A Note Principal Due                                      872,862.53
     Additional amount due for floor payment                               0.00
     Additional Class A Principal Due                                      0.00
                                                                  -------------
     Class A Principal Paid                                          872,862.53

     Class A Overdue Principal                                             0.00
                                                                  -------------

     Current Month Class A Principal Balance                       7,159,482.94

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000


CLASS B-1 INTEREST SCHEDULE
     Prior Month Class B-1 Principal Balance                       373,597.87
     Class B-1 Certificate Rate                                          7.63%
     One twelfth of Class B-1 Certificate Rate                           0.64%
     Class B-1 Certificate Interest                                  2,375.46
     Prior Month Class B-1 Overdue Interest                              0.00

     Class B-1 Interest Due                                          2,375.46
     Class B-1 Interest Paid                                         2,375.46

     Current Month Class B-1 Overdue Interest                            0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       373,597.87
     Class B-1 Percentage                                                4.00%
     Base Principal Amount                                       1,014,956.43
     Class B-1 Base Principal Distribution Amount                   40,598.26
     Prior Month B-1 Overdue Principal                                   0.00
     Additional amount due for floor payment                             0.00
                                                                 ------------
     Total B-1 Note Principal Due                                   40,598.26

     Class B-1 Principal Paid                                       40,598.26


     Class B-1 Overdue Principal                                         0.00

     Current Month Class B-1 Principal Balance                     332,999.61

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

CLASS B-2 INTEREST SCHEDULE
     Prior Month Class B-2 Principal Balance                        373,597.87
     Class B-2 Certificate Rate                                           8.17%
     One twelfth of Class B-2 Certificate Rate                            0.68%
     Class B-2 Certificate Interest                                   2,543.58
     Prior Month Class B-2 Overdue Interest                               0.00

     Class B-2 Interest Due                                           2,543.58
     Class B-2 Interest Paid                                          2,543.58

     Current Month Class B-2 Overdue Interest                             0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                        373,597.87
     Class B-2 Percentage                                                 4.00%
     Base Principal Amount                                        1,014,956.43
     Class B-2 Base Principal Distribution Amount                    40,598.26
     Prior Month B-1 Overdue Principal                                    0.00
     Additional amount due for floor payment                              0.00
                                                                  ------------
     Total B-1 Note Principal Due                                    40,598.26

     Class B-2 Principal Paid                                        40,598.26

     Class B-2 Overdue Principal                                          0.00

     Current Month Class B-2 Principal Balance                      332,999.61

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

FLOOR TEST
     Initial ADCPB                                          85,790,915.00
     Floor percent                                                   3.50%
                                                            -------------
     Floor                                                   3,002,682.03

     Ending ADCPB                                           10,767,266.80

     less
     Beginning Balance - Class A          8,032,345
     Beginning Balance - Class B1           373,598
     Beginning Balance - Class B2           373,598
                                          ---------
                                          8,779,541
     less
     Current Month Payment - Class A        872,863
     Current Month Payment - Class B1        40,598
     Current Month Payment - Class B2        40,598
                                          ---------
                                            954,059          7,825,482.15

     Excess of ending ADCPB over Note balance after initial
     payments                                                2,941,784.65

     Excess (deficit) of excess balance over floor             (60,897.38)
     Cash available after payment of regular payments                0.00
                                                             ------------
     Additional payment to certificate holders                       0.00


ADJUSTED FLOOR TEST
     Ending ADCPB                                           10,767,266.80

     less
     Beginning Balance - Class A          8,032,345
     Beginning Balance - Class B1           373,598
     Beginning Balance - Class B2           373,598
                                          ---------
                                          8,779,541
     less
     Current Month Payment - Class A        872,863
     Current Month Payment - Class B1        40,598
     Current Month Payment - Class B2        40,598
                                          ---------
                                             954,059         7,825,482.15

     Excess of ending ADCPB over Note balance after initial
     payments                                                2,941,784.65

     Excess (deficit) of excess balance over floor             (60,897.38)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

SERVICING FEE SCHEDULE
     Prior Month ADCPB                         11,782,223
     Servicer Fee Rate                             0.5000%
     One-twelfth                                   0.0417%
     Servicer Fee                                4,909.26

     Prior Servicer Fee Arrearage                    0.00
     Servicer Fee Due                            4,909.26

     Servicer Fee Paid                           4,909.26

     Current Servicing Fee Arrearage                 0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                         11,782,223
     Back-Up Servicer Fee Rate                     0.0130%
     One-twelfth                                   0.0011%
     Back-up Servicer Fee                          127.64

     Prior Back-Up Servicer Fee Arrearage            0.00
     Total Back-Up Servicer Fee Due                127.64

     Back-Up Servicer Fee Paid                     127.64

     Current Back-Up Servicing Fee Arrearage         0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                   291.67
     Trustee Fee Rate                              0.0100%

     Prior Trustee Fee Arrearage                     0.00
     Total Trustee Fee Due                         291.67

     Trustee Fee Paid                              291.67

     Current Trustee Fee Arrearage                   0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance   8,032,345.47
     Monthly Premium Rate                          0.0208%
     Prior Premium Arrearage                         0.00
     Premium Amount Due                          1,673.00

     Premium Amount Paid                         1,673.00

     Current Premium Arrearage                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01(a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01(b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01(c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01(d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01(e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01(f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01(g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01(h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01(j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01(k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

                                                                       NO

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01(a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01(a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01(a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01(a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01(a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, .receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01(a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01(a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01(a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
                                                                           Gross
                          Gross                   Gross                 Charge-Off
                         Defaults  Recoveries  Charge-Offs    ADCPB        Ratio
                         --------  ----------  -----------  ----------  -----------
     2 months prior          315     23,001      (22,687)   12,642,524    (2.15)%
     1 month prior           444      4,310       (3,865)   11,782,223    (0.39)%
     Current              28,760     28,644          116    10,814,466     0.01%

     3 Month Gross Charge-Off Ratio                                       (0.84)%
     Maximum Allowed                                                       2.50%

30+ DELINQUENCIES
                                                         Monthly
                     Delinquencies     ADCPB           Delinquencies
                     -------------   ----------       -------------
     2 months prior     683,511      12,642,524            5.41%
     1 month prior      693,033      11,782,223            5.88%
     Current month      667,822      10,814,466            6.18%

                     Delinquency Ratio:                    5.82%
                     Maximum Delinquency Ratio:            6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------

GROSS DEFAULTS (>or= to 180)

                    Monthly Gross                     Monthly
                      Defaults         ADCPB       Gross Defaults
                    -------------   -----------    --------------
     Current month         0         10,814,466        0.0000%
     1 month prior         0         11,782,223        0.0000%
     2 months prior        0         12,642,524        0.0000%
                          --        -----------       -------
     Sum/Average           0         11,746,404        0.0000%
                                                            4
                                                      -------
     Gross Defaults                                      0.00%

           i A       Subordinated Percentage            30.41%
          ii B       WAL of Remaining Leases             1.71
                     Two                                    2
                     Ratio (i/ii)/2                      8.91%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                       Monthly
                      Delinquencies     ADCPB       Delinquencies
                      -------------   ----------    -------------
     2 months prior      259,372      12,642,524        2.05%
     1 month prior       315,623      11,782,223        2.68%
     Current month        35,436      10,814,466        0.33%


                      Issuer Delinquency Trigger Ratio: 1.69%
                      Maximum Ratio Allowed:            2.50%

EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                    No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

        Aging/Delinquency Statistics
                                                                         ADCPB           Total
        Current                                                         10,146,644      93.82%
        31-60 Days Past Due                                                558,205       5.16%
        61-90 Days Past Due                                                 74,181       0.69%
        91+ Days Past Due                                                   35,436       0.33%
                                                                        ----------     ------

        Total                                                           10,814,466     100.00%


        Certificate Factors

        Class A Notes                                                  0.097038016
        Class B-1 Notes                                                0.097038121
        Class B-2 Notes                                                0.097038121


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                     85,790,915.00
        Maximum Substitution (10% of Initial)                         8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)  4,289,545.75

        Prior month Cumulative ADCPB Substituted                      4,301,248.99
        Current month ADCPB Substituted                                 146,323.14
                                                                     -------------
        Cumulative ADCPB Substituted                                  4,447,572.13

        Prior month Cumulative ADCPB Substituted for Defaulted
          Contracts                                                     980,863.06
        Current month ADCPB Substituted Defaulted Contracts                      -
                                                                                 -
        Cumulative ADCPB Substituted for Defaulted Contracts          1,980,863.06


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                         13,837,873.16
        Current month ADCPB prepaid                                      42,781.88
                                                                     -------------
        Cumulative ADCPB prepaid                                     13,880,655.04

        Prior month Cumulative ADCPB Defaulted                        6,050,611.90
        Current month ADCPB Defaulted                                    28,759.54
                                                                     -------------
        Cumulative ADCPB Defaulted                                    6,079,371.44

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                         63,695.05

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account                  (45,801.12)
     Transfer of prior period Excluded Amounts not yet transferred                                (46,828.23)
     Collections Received [5.02(b)(d)]                                                            925,713.19
     Excluded Amounts [5.02(d)][Definition]                                                      (335,249.21)
     Collections on Deposit due Collection Account [5.02(d)]                                     (498,167.13)

     Ending Balance                                                                                63,362.55


COLLECTION ACCOUNT
     BEGINNING BALANCE, DECEMBER 1, 1999                                                              528,406.46

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
     Add:  Servicer Advance                                                                           398,596.83
     Add:  Payments due Collection Account from last 2 business days prior period                      45,801.12
     Add:  Add'l transfers                                                                                  0.00
     Add:  Amounts to Collection Acct from Security deposit account                                         0.00
     Less: Total distributions on  December 10, 1999                                                 (972,804.41)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED NOVEMBER 1, 2000
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                 498,167.13
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                             0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]         0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                    0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                          1,668.09
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                              0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                           0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                     0.00
     Add: Security Deposits Related to Prepayment                                                           0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                        0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                     0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                       0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                          0.00

     Ending balance on October 31, 2000 and November 1, 2000                                          499,835.22

     Add: Servicer Advances to be deposited on Determination Date                                     349,321.19
     Add: Payments due Collection Acct from last 3 business days                                      162,674.56
     Add: Payments not yet transferred to the Collection Account                                            0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                              0.00

     Adjusted Collection Account Balance                                                            1,011,830.97

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

SECURITY DEPOSIT ACCOUNT
     Beginning Balance                                                                            16,448.31
     Add: Balance deposited on closing date                                                            0.00
     Add: Security Deposits [6.02 b]                                                                   0.00
     Less: Amounts to Collection Account [6.02 c]                                                      0.00
     Add:  Investment Earnings                                                                        90.34
                                                                                                  ---------

     Ending balance on October 31, 2000                                                           16,538.65

     Less: Amounts to Collection Account [6.02 c]                                                      0.00

     Adjusted Security Deposit Account Balance                                                    16,538.65

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     Beginning Balance                                                                                              0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                  0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                    ----

     Ending balance on October 31, 2000                                                                             0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                    ----

     Adjusted New Transferred Property Funding Account Balance                                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                     1,011,830.97

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06c(i)]                            0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06c(ii)]                        0.00

     (iii)       Aggregate of: [6.06c(iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                          0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                   4,909.26
                 (C)     Servicing Charges inadvertently deposited in Collection Account                            0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06c(iv)]                                            127.64

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06c(v)]                              1,673.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06c(vi)]                              291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06c(vii)]                        45,851.31

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                  2,375.46

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                    2,543.58

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06c(x)]         872,862.53

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06b(xi)]                  0.00

     (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class
                 B-1 Principal [6.06c(xii)]                                                                    40,598.26
                 provided no restricting event exists

     (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class
                 B-2 Principal [6.06c(xiii)]                                                                   40,598.26
                 provided no restricting event or issuer restricting event exists

     (xiv)       Any amounts due Servicer under 9.03 [6.06b(xiv)]                                                   0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                          0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06c(xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06b(xiii)]                         0.00
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                           0.00

                 b.      Class B1 Additional Principal Distribution Amount                                          0.00

                 c.      Class B2 Additional Principal Distribution Amount                                          0.00

     Reviewed By:



     -----------------------------------------------------------
     SANDY B. HO
     EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

ADCPB BALANCE

Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 19,073,622.51
Current Month ADCPB (Before addition of New Property)             18,166,371.63
Base Principal Amount (Prior - Current)                              907,250.88
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    18,166,371.63

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        15,963,025.67
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                     83,672.86
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                             83,672.86
     Class A Interest Paid                                            83,672.86

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        15,963,025.67
     Class A Percentage                                                   88.00%
     Base Principal Amount                                           907,250.88
                                                                  -------------
     Class A Base Principal Distribution Amount                      798,380.77
     Prior Month Class A Overdue Principal                                 0.00
                                                                  -------------
     Total A Note Principal Due                                      798,380.77
     Additional amount due for floor payment                           4,992.43
     Additional Class A Principal Due                                      0.00
                                                                  -------------
     Class A Principal Paid                                          803,373.20

     Class A Overdue Principal                                             0.00
                                                                  -------------

     Current Month Class A Principal Balance                      15,159,652.46

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

CLASS B-1 INTEREST SCHEDULE
     Prior Month Class B-1 Principal Balance                         544,193.73
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                    3,179.00
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                            3,179.00
     Class B-1 Interest Paid                                           3,179.00

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                         544,193.73
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                           907,250.88
     Class B-1 Base Principal Distribution Amount                     27,217.53
     Prior Month B-1 Overdue Principal                                     0.00
     Additional amount due for floor payment                             170.20
     Total B-1 Note Principal Due                                     27,387.73
                                                                     ----------

     Class B-1 Principal Paid                                         27,387.73


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                       516,806.01

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

CLASS B-2 INTEREST SCHEDULE
     Prior Month Class B-2 Principal Balance                            453,494.96
     Class B-2 Certificate Rate                                               8.22%
     One twelfth of Class B-2 Certificate Rate                                0.69%
     Class B-2 Certificate Interest                                       3,106.44
     Prior Month Class B-2 Overdue Interest                                   0.00

     Class B-2 Interest Due                                               3,106.44
     Class B-2 Interest Paid                                              3,106.44

     Current Month Class B-2 Overdue Interest                                 0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                            453,494.96
     Class B-2 Percentage                                                     2.50%
     Base Principal Amount                                              907,250.88
     Class B-2 Base Principal Distribution Amount                        22,681.27
     Prior Month B-1 Overdue Principal                                        0.00
     Additional amount due for floor payment                                141.83
     Total B-2 Note Principal Due                                        22,823.10

     Class B-2 Principal Paid                                            22,823.10

     Class B-2 Overdue Principal                                              0.00

     Current Month Class B-2 Principal Balance                          430,671.86

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

FLOOR TEST
     Initial ADCPB                                              72,024,925.77
     Floor percent                                                       3.00%
                                                                -------------
     Floor                                                       2,160,747.77

     Ending ADCPB                                               18,166,371.63

     less
     Beginning Balance - Class A          15,963,026
     Beginning Balance - Class B1            544,194
     Beginning Balance - Class B2            453,495
                                          ----------
                                          16,960,714
     less
     Current Month Payment - Class A         798,381
     Current Month Payment - Class B1         27,218
     Current Month Payment - Class B2         22,681
                                          ----------
                                             848,280            16,112,434.79

     Excess of ending ADCPB over Note balance after initial
     payments                                                    2,053,936.84

     Excess (deficit) of excess balance over floor                (106,810.93)
     Cash available after payment of regular payments                5,304.46
                                                                -------------
     Additional payment to certificate holders                       5,304.46


ADJUSTED FLOOR TEST
     Ending ADCPB                                               18,166,371.63

     less
     Beginning Balance - Class A          15,963,026
     Beginning Balance - Class B1            544,194
     Beginning Balance - Class B2            453,495
                                          ----------
                                          16,960,714
     less
     Current Month Payment - Class A         803,373
     Current Month Payment - Class B1         27,388
     Current Month Payment - Class B2         22,823
                                          ----------
                                             853,584            16,107,130.33

     Excess of ending ADCPB over Note balance after initial
     payments                                                    2,059,241.30

     Excess (deficit) of excess balance over floor                (101,506.47)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000


SERVICING FEE SCHEDULE
     Prior Month ADCPB                                               19,073,623
     Servicer Fee Rate                                                   0.5000%
     One-twelfth                                                         0.0417%
     Servicer Fee                                                      7,947.34

     Prior Servicer Fee Arrearage                                          0.00
     Servicer Fee Due                                                  7,947.34

     Servicer Fee Paid                                                 7,947.34

     Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                               19,073,623
     Back-Up Servicer Fee Rate                                           0.0200%
     One-twelfth                                                         0.0017%
     Back-up Servicer Fee                                                317.89

     Prior Back-Up Servicer Fee Arrearage                                  0.00
     Total Back-Up Servicer Fee Due                                      317.89

     Back-Up Servicer Fee Paid                                           317.89

     Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                         291.67
     Trustee Fee Rate                                                    0.0100%

     Prior Trustee Fee Arrearage                                           0.00
     Total Trustee Fee Due                                               291.67

     Trustee Fee Paid                                                    291.67

     Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                         5,963,025.67
     Monthly Premium Rate                                                0.0200%
     Prior Premium Arrearage                                               0.00
     Premium Amount Due                                                3,193.00

     Premium Amount Paid                                               3,193.00

     Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01(a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01(b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01(c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01(d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01(e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01(f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01(g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01(h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01(j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01(k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

RESTRICTING EVENT CALCULATIONS

      (a) Event of Servicer Termination (Yes/No)               No
                                                           -----------

      (b) Certificate Insurer makes an Insured Payment         No
                                                           -----------

      (a) Gross Charge-Off Event (Yes/No)                      No
                                                           -----------

      (b) Delinquency Trigger Event                            No
                                                           -----------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01(a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01(a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01(a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01(a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01(a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01(a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01(a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01(a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                          Gross                      Gross                    Monthly
                         Defaults    Recoveries   Charge-Offs   ADCPB       Charge-Offs
                         --------    ----------   -----------   -----       -----------
          2 months prior        0         4,014     (4,014)   20,089,900       (0.24)%
          1 month prior    10,836         5,318      5,517    19,073,623        0.35%
          Current               0        11,010    (11,010)   18,230,022       (0.72)%


          3 Month Gross Charge-Off Ratio                                       (0.21)%
          Maximum Allowed                                                       2.50%

30+ DELINQUENCIES

                                                                     Monthly
                            Delinquencies    ADCPB                 Delinquencies
                            -------------    ------                -------------
          2 months prior      1,152,772    20,089,900                 5.74%
          1 month prior       1,175,356    19,073,623                 6.16%
          Current month       1,295,822    18,230,022                 7.11%

                        Delinquency Ratio:                            6.34%
                        Maximum Delinquency Ratio:                    7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

      (a) Gross Defaults (>=180)                               No
                                                           -----------

      (b) Issuer Delinquency Trigger Ratio                     No
                                                           -----------

GROSS DEFAULTS (>=180)

                                                   Monthly
                   Gross Defaults      ADCPB    Gross Defaults
                   --------------      -----    --------------
          Current               0    18,230,022    0.0000%
          1 month prior         0    19,073,623    0.0000%
          2 months prior        0    20,089,900    0.0000%
                               --   -----------    ------
          Sum/Average           0    19,131,182    0.0000%
                                                        4
                                                   ------
          Gross Defaults                             0.00%

               i A      Subordinated Percentage     13.71%
              ii B      WAL of Remaining Leases      2.08
                        Two                          2.00
                        Ratio (i/ii)/2               3.30%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                           Monthly
                       Delinquencies   ADCPB            Delinquencies
                       -------------   -----            -------------
          2 months prior  243,822    20,089,900             1.21%
          1 month prior   308,368    19,073,623             1.62%
          Current month   427,035    18,230,022             2.34%


                        Issuer Delinquency Trigger Ratio:   1.72%
                        Maximum Ratio Allowed:              2.50%

EARLY AMORTIZATION EVENT

      (1) Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                               -----------

      (2) Has a Gross Charge-Off Event Occurred?                   No
                                                               -----------

      (3) Has a Delinquency Event Occurred?                        No
                                                               -----------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

       Aging/Delinquency Statistics
                                                                              ADCPB               Total
       Current                                                             16,934,200            92.89%
       31-60 Days Past Due                                                    587,254             3.22%
       61-90 Days Past Due                                                    281,533             1.54%
       91+ Days Past Due                                                      427,035             2.34%
                                                                        -------------           ------

       Total                                                               18,230,022           100.00%


       Certificate Factors

       Class A Notes                                                      0.239180992
       Class B-1 Notes                                                    0.239180874
       Class B-2 Notes                                                    0.239180955


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                         72,024,925.77
       Maximum Substitution (10% of Initial)                             7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)      3,601,246.29

       Prior month Cumulative ADCPB Substituted                          3,420,619.69
       Current month ADCPB Substituted                                      96,672.38
                                                                        -------------
       Cumulative ADCPB Substituted                                      3,517,292.07

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts  1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                         -
                                                                                   -
       Cumulative ADCPB Substituted for Defaulted Contracts              1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                             11,549,300.72
       Current month ADCPB prepaid                                             726.92
                                                                        -------------
       Cumulative ADCPB prepaid                                         11,550,027.64

       Prior month Cumulative ADCPB Defaulted                            4,401,351.27
       Current month ADCPB Defaulted                                                -
                                                                                    -
       Cumulative ADCPB Defaulted                                        4,401,351.27

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000


BEGINNING ACCOUNT BALANCES                                                                 91,423.32

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account          (46,506.21)
     Transfer of prior period Excluded Amounts not yet transferred                        (41,608.43)
     Collections Received [5.02(b)(d)]                                                  1,159,591.57
     Excluded Amounts [5.02(d)][Definition]                                              (637,519.13)
     Collections on Deposit due Collection Account [5.02(d)]                             (478,557.73)

     Ending Balance                                                                        46,823.39

COLLECTION ACCOUNT
     BEGINNING BALANCE, OCTOBER 1, 2000                                                                 639,545.54

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 2000
     Add:  Servicer Advance                                                                             416,602.82
     Add:  Payments due Collection Account from last 2 business days prior period                        46,506.21
     Add:  Add'l transfers                                                                                    0.00
     Add: Amounts to Collection Acct from Security deposit account                                            0.00
     Less: Total distributions on  October 10, 2000                                                  (1,102,654.57)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED NOVEMBER 1, 2000
     Aggregate Amount of Actual Payments [6.01b(i)]                                                     478,557.73
     Add: Servicer Advances [5.03][6.01b(ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01b(iii)]             0.00
     Add: Reconveyance Amounts by Servicer [6.01b(iv)]                                                        0.00
     Add: Any Investment Earnings [6.01 b(v)]                                                             1,659.75
     Add: Deposits from New Transferred Property Funding Account [6.01 b(vi)]                                 0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01b(vii)]                              0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01c]                                        0.00
     Add: Security Deposits Related to Prepayment                                                             0.00
     Add: Offset Amount as Provided by 5.12 [6.01c]                                                           0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01d]                        0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01d]                                          0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                            0.00

     Ending balance on October 31, 2000 and November 1, 2000                                            480,217.48

     Add: Servicer Advances to be deposited on Determination Date                                       331,899.19
     Add: Payments due Collection Acct from last 3 business days                                        143,175.56
     Add: Payments not yet transferred to the Collection Account                                              0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02c]                                 0.00

     Adjusted Collection Account Balance                                                                955,292.23

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                               0.00
     Add: Balance deposited on closing date                                                           0.00
     Add: Security Deposits [6.02b]                                                                   0.00
     Less: Amounts to Collection Account [6.02c]                                                      0.00
     Add:  Investment Earnings                                                                        0.00
                                                                                                      ----

     Ending balance on October 31, 2000                                                               0.00

     Less: Amounts to Collection Account [6.02c]                                                      0.00

     Adjusted Security Deposit  Account Balance                                                       0.00

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     Beginning Balance                                                                                            0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05i1]                   0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05ii]                                 0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05iii]                 0.00
                                                                                                                  ----

     Ending balance on October 31, 2000                                                                           0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05i1]                   0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05iii]                 0.00
                                                                                                                  ----

     Adjusted New Transferred Property Funding Account Balance                                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                               955,292.23


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                             0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                         0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                              0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                       7,947.34
            (C)    Servicing Charges inadvertently deposited in Collection Account                                0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                             317.89

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                               3,193.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                               291.67

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                         83,672.86

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                     3,179.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                       3,106.44

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]          798,380.77

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                   0.00

     (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1
            Principal [6.06 c (xii)]                                                                         27,217.53
            provided no restricting event exists

     (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2
            Principal [6.06 c (xiii)]                                                                        22,681.27
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                    0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                             0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                          0.00
            Net of Additional Principal Distribution to Class A, B1 & B2.

            a.     Class A Additional Principal Distribution Amount                                           4,992.43

            b.     Class B1 Additional Principal Distribution Amount                                            170.20

            c.     Class B2 Additional Principal Distribution Amount                                            141.83

     Reviewed By:



     -----------------------------------------------------------
     SANDY B. HO
     EXECUTIVE VICE PRESIDENT & CFO